UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 McCormick Blvd., Skokie, Illinois	60076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On April 26, 2022, Tenneco Inc., a Delaware corporation (“Tenneco”), filed its definitive proxy statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the annual meeting of stockholders of Tenneco (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/TEN2022, on June 7, 2022, at 9:15 a.m., Central Time, to, among other things, seek approval of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Tenneco, Pegasus Holdings III, LLC, a Delaware limited liability company (“Parent”), and Pegasus Merger Co., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which among other things, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Tenneco, with Tenneco surviving as a wholly owned subsidiary of Parent (the “Merger”).

As previously disclosed, following the announcement of the Merger, a total of eight complaints were filed in State and Federal courts naming some or all of Tenneco, members of its board of directors, and Apollo Global Management, Inc. as defendants. Subsequent to the filing of the Definitive Proxy Statement, two additional complaints have been filed. First, on May 17, 2022, a purported stockholder of Tenneco filed an action in the United States District Court for the Southern District of New York. Second, on May 19, 2022, a purported stockholder of Tenneco filed an action in the United States District Court for the District of Delaware. These additional complaints assert claims and seek relief that is substantially similar to the claims asserted and relief sought in the previously disclosed Federal court complaints.

While Tenneco believes that all of these complaints are without merit and that the disclosures set forth in both the preliminary proxy statement filed with the SEC on March 14, 2022 and the Definitive Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ unmeritorious claims, avoid nuisance and possible expense and delay, and provide additional information to our stockholders, Tenneco has determined to voluntarily supplement the Definitive Proxy Statement with the supplemental disclosure set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the Definitive Proxy Statement. To the contrary, Tenneco specifically denies all allegations that any additional disclosure was or is required.

Important information concerning the Merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as a part of, and in conjunction with the information set forth in the Supplemental Disclosure.

If you have any questions concerning the Merger, the Definitive Proxy Statement or this Supplemental Disclosure, would like additional copies or need help voting your shares of TEN common stock, please contact Tenneco’s proxy solicitor, Innisfree M&A Incorporated.

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this supplement shall supersede the information in the Definitive Proxy Statement. All page references are to pages of the Definitive Proxy Statement, and all terms used below, unless otherwise defined, shall have the meanings set forth in the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Definitive Proxy Statement is indicated in ~~strikethrough text~~.

The Section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the third full paragraph on page 31 of the Definitive Proxy Statement:

On August 17, 2021, Apollo entered into a customary confidentiality agreement with Tenneco with respect to confidential information furnished to Apollo in connection with the potential negotiated acquisition of Powertrain and Clean Air. The confidentiality agreement included an 18-month standstill provision but permitted confidential proposals to be made to the Board at any time and provided for termination of the standstill upon the public announcement of any proposal to acquire more than 50% of Tenneco’s class A common stock. The standstill provision would terminate in the event that any other person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) either (a) acquired or publicly proposed to acquire 50% or more of Tenneco’s outstanding common stock or (b) publicly announces a tender offer for 50% or more of Tenneco’s outstanding common stock (and filed a Schedule TO under the Exchange Act with respect to such tender offer). No other third parties entered into confidentiality agreements with Tenneco at this time or through the public announcement of the proposed Merger in connection with a sale of Powertrain and Clean Air or in connection with a sale of the whole company.

2.	The following supplemental disclosure replaces in its entirety the first full paragraph on page 32 of the Definitive Proxy Statement:

On October 19, 2021, the Board held a special meeting, attended by Tenneco management, representatives from Lazard and representatives from Tenneco’s outside legal counsel, Latham & Watkins LLP (referred to herein as “Latham”), to discuss the potential sale of Powertrain and Clean Air, including the indication of interest and request for exclusivity and expense reimbursement from Apollo. Mr. Thomas J. Sabatino, Tenneco’s Executive Vice President and General Counsel, and representatives of Latham provided legal advice regarding the Board’s fiduciary duties, both generally and in the context of the potential Powertrain and Clean Air sale transaction. Representatives from Lazard reviewed the financial aspects of Apollo’s proposal, a preliminary pro forma financial analysis of the proposed transaction, an overview of a preliminary process timeline, a review of the prior 2019 process with Apollo with respect to the potential sale of Powertrain Technology, and an update on automotive electrification trends and their implications for the industry. The Board also discussed Apollo’s request for exclusivity and expense reimbursement in order to proceed with diligence and discussions regarding the proposed transaction. Representatives of Lazard reviewed prior marketing efforts for these businesses and, following discussion with management and taking into account advice from representatives of Lazard, the Board believed it was unlikely that another strategic or private equity bidder would be willing to offer a purchase price in excess of the current Apollo proposal and that, absent a sale of both businesses to the Apollo Funds, a sale of the two businesses separately likely could only be completed in 2022 (or later). It was also noted that other similarly situated companies had publicly announced, or otherwise communicated, intentions to divest similar businesses exposed to the internal combustion engine industry, which could cause additional downward pressure on price in the future. After discussion, the Board determined to continue discussions with Apollo. In addition, the Board established a committee comprised of Messrs. Kesseler, Thomas C. Freyman, Dennis J. Letham, Aleksandra A. Miziolek, Charles K. Stevens, III and John S. Stroup (the “Transaction Committee”) solely for administrative efficiency purposes, with authority to administer, oversee and act as a resource to management and the advisors with respect to the discussions with Apollo, and also to negotiate and approve the exclusivity and expense reimbursement letter with Apollo. The directors were selected to serve on the Transaction Committee due to their experience in business, financial and merger and acquisition matters. It was noted that the full Board retained authority with respect to approval of any proposed sale transaction.

3.	The following supplemental disclosure is added after the first full paragraph on page 41 of the Definitive Proxy Statement:

On the evening of February 22, 2022 the parties executed and delivered the Merger Agreement. On the morning of February 23, 2022, prior to the open of trading in Tenneco’s stock, Tenneco issued a press release announcing the execution of the Merger Agreement.

At no time prior to the execution of the Merger Agreement were there any discussions between Apollo and its representatives, on the one hand, and Tenneco’s directors or officers, on the other hand, regarding individual post-transaction employment or retention arrangements or directorships, and none of Apollo’s proposals or indications of interest made proposals with respect to management employment or retention following the Merger or the purchase of or participation in the equity of the Surviving Corporation or its affiliates following the Merger.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Comparable Public Companies Analysis” is amended and supplemented as follows:

4.	The following supplemental disclosure replaces in its entirety the first full paragraph on page 49 of the Definitive Proxy Statement:

Lazard selected the comparable companies listed above because of similarities in one or more business or operating characteristics with the Company. However, because no selected comparable company is exactly the same as the Company, Lazard believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Lazard also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, business mixes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected company analysis. Based upon these judgments~~Using its professional judgment and experience~~, Lazard applied a range of multiples of estimated EV / 2022 EBITDA, derived from the EV / 2022 EBITDA multiples of the selected companies, of 4.0x to 5.0x, to the Company’s estimated EBITDA for calendar year 2022. This analysis resulted in a range of implied equity value per share of Company common stock of $0.00 to $10.00 (rounded to the nearest $0.05), as compared to the implied per share Merger Consideration of $20.00. Lazard noted that applying a 4.0x EV / 2022 EBITDA multiple to the Company’s estimated EBITDA for calendar year 2022 would result in a negative equity value and $0.00 per share represents a 4.3x EV / 2022 EBITDA multiple. Lazard also applied these calculations utilizing selected Wall Street equity analysts’ consensus estimates for the Company in lieu of the forecasts provided by the Company’s management. The selected Wall Street equity analysts consisted of Deutsche Bank (estimates reported on 1/13/2022), J.P. Morgan (estimates reported on 11/8/2021), Morgan Stanley (estimates reported on 11/10/2021), Royal Bank of Canada (estimates reported on 1/14/2022) and Wells Fargo (estimates reported on 1/24/2022). This analysis resulted in a range of implied equity value per share of Company common stock of $9.70 to $27.60 (rounded to the nearest $0.05), as compared to the implied per share Merger Consideration of $20.00.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Precedent Transactions Analysis” is amended and supplemented as follows:

5.	The following supplemental disclosure replaces in its entirety the first full paragraph on page 51 of the Definitive Proxy Statement:

For each of the selected precedent transactions, Lazard reviewed the enterprise value of the target company implied by the selected transaction as a multiple of the target company’s EBITDA for the 12 months preceding the announcement date (“EV / LTM EBITDA”). The mean EV / LTM EBITDA multiple observed for the selected OE Supplier transactions was 6.5x. The mean EV / LTM EBITDA multiple observed for the selected aftermarket sector transactions was 8.6x. Lazard noted that public financial information was unavailable for certain of the transactions and such transactions were excluded from the calculations. The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis. Because no selected precedent transaction is exactly the same as this Transaction, Lazard believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected precedent transaction analysis. Accordingly, Lazard also made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the Transaction which would affect the acquisition values of the selected target companies and the Company. Based upon these judgments, Lazard applied a range of EV / LTM EBITDA multiples of 5.0x to 6.0x derived from the selected precedent transactions to the Company’s 2021 EBITDA. This analysis resulted in a range of implied equity value per share of Company common stock of $11.30 to $25.90 (rounded to the nearest $0.05), as compared to the implied per share Merger Consideration of $20.00.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Lazard Frères & Co. LLC – Financial Analyses – Discounted Cash Flow Analysis” is amended and supplemented as follows:

6.	The following supplemental disclosure replaces in its entirety the second full paragraph on page 51 of the Definitive Proxy Statement:

Lazard performed a discounted cash flow analysis of the Company by calculating, based on the Base Case projections provided by the Company’s management, the estimated present value (as of December 31, 2021) of the stand-alone unlevered, after-tax free cash flows that the Company was forecasted to generate during calendar years 2022 through 2026. As directed by the Company’s management, Lazard treated projected stock-based compensation as a cash expense for purposes of its discounted cash flow analysis. Lazard also calculated a range of implied terminal values for the Company by applying a selected range of exit EBITDA multiples of 4.0x to 5.0x to the Company’s estimated EBITDA for calendar year 2026, which range of exit EBITDA multiples was selected based on Lazard’s professional judgment and experience, taking into account, among other things, the trading multiples of selected publicly traded companies, the forecasts provided by the Company’s management and trends in the overall economy generally and in the industries and sectors in which the Company operates. The cash flows and range of implied terminal values were then discounted to present value (as of December 31, 2021) using a selected range of discount rates of 10.5% to 11.5% derived based on a weighted average cost of capital calculation.

—END OF SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT—

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed transaction involving Tenneco and Apollo private equity funds. The Annual Meeting of stockholders of Tenneco will be held on June 7, 2022 at 9:15AM, Central Time, at which meeting the stockholders of the Company will be asked to consider and vote on a proposal to adopt the Merger Agreement and approve the Merger. On April 26, 2022, Tenneco filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement for Tenneco’s Annual Meeting (the “Proxy Statement”) and has filed other relevant documents with the SEC in connection with the proposed Merger. The Proxy Statement was first mailed to the stockholders of Tenneco on April 26, 2022 and contains important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TENNECO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE

THEY CONTAIN IMPORTANT INFORMATION ABOUT TENNECO, THE APOLLO PRIVATE EQUITY FUNDS ACQUIRING TENNECO AND THE MERGER. Investors may obtain a free copy of these materials and other documents filed by Tenneco with the SEC at the SEC’s website at www.sec.gov, at Tenneco’s website at www.tenneco.com or by sending a written request to Tenneco Inc., Attn: Corporate Secretary, 7450 McCormick Blvd., Skokie, Illinois 60076.

Participants in the Solicitation

Tenneco and its directors, executive officers and certain other members of management and team members may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Tenneco’s stockholders in connection with the Merger is set forth in Tenneco’s Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger is set forth in the Proxy Statement. Forward Looking Statements information relating to the foregoing can also be found in the Proxy Statement. To the extent that holdings of Tenneco’s securities have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Tenneco or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of Tenneco and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside Tenneco’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Tenneco to pay a termination fee; (3) the risk that the Merger disrupts Tenneco’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of Tenneco to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on Tenneco’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that Tenneco’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against Tenneco and others; (9) other factors that could affect Tenneco’s business such as, without limitation, cyclical and seasonal nature of the industries that Tenneco serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of supplies, raw materials and energy; the effectiveness of Tenneco’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Tenneco’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting Tenneco’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, Tenneco’s stockholders will cease to have any equity interest in Tenneco and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in Tenneco’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as Tenneco’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on Tenneco’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, Tenneco undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: June 1, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel